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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 1997, included in Integrated Measurement Systems, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.



Arthur Andersen LLP

Portland, Oregon
November 26, 1997